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                    SUPPLEMENT DATED JANUARY 1, 1998 TO THE
        PROSPECTUS DATED APRIL 1, 1997 AS SUPPLEMENTED SEPTEMBER 2, 1997
               FOR PACIFIC INNOVATIONS VARIABLE ANNUITY ISSUED BY
                         PACIFIC LIFE INSURANCE COMPANY


        Effective January 1, 1998, the chart shown under What Are Each of These Options? section of the Prospectus is amended to indicate that Scudder Kemper Investments, Inc. is the Portfolio Manager for the Managed Bond Fund.